SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 11, 2001

NRG Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300	Minneapolis, MN 55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-373-5300

(Former name or former address, if changed since last report)

Item 5. Other Events

On October 11, 2001, NRG Energy, Inc. reported its financial results for the third quarter of 2001.

The press release reporting NRG Energy’s third quarter results is filed with this Form 8-K as Exhibit 99.11. See “Item 7. Exhibits.”

Item 7. Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.11	Press release issued October 11, 2001, of NRG Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By /s/ Leonard A. Bluhm Leonard A. Bluhm Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: October 15, 2001